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                                 Exhibit 10 (a)
                           Form of Consent of Counsel


















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February 28, 1997





Board Of Directors
Canada Life Insurance Company of America
Canada Life of America Variable Annuity Account 2
330 University Avenue
Toronto, Canada M5G 1R8

Gentlemen:


I hereby consent to the use of my name under the caption "Legal Matters" in the Statement of Additional Information contained in Post-effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 33-55890) filed by Canada Life Insurance Company of America and Canada Life of America Variable Annuity Account 2 with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


Sincerely,



/s/  David A. Hopkins
-----------------------------------
David A. Hopkins
Chief Counsel, U.S. Division


DAH/dr